4Q | 2016

Supplemental Information

FURNISHED AS OF FEBRUARY 15, 2017 (UNAUDITED)

Table of Contents

3	Highlights

5	Corporate Information

7	Balance Sheet Information

8	Statements of Income Information

9	FFO, Normalized FFO & FAD

10	Debt Metrics

11	Investment Activity

12	Portfolio by Market

13	Square Feet by Provider

14	Square Feet by Proximity

15	Lease Maturity, Size and Building Square Feet

16	Occupancy Information

18	Same Store Properties

19	Reconciliation of NOI & EBITDA

20	Same Store Leasing Statistics

21	Components of Net Asset Value

22	Components of Expected 2017 FFO

Copies of this report may be obtained at www.healthcarerealty.com or by contacting Investor Relations at 615.269.8175 or communications@healthcarerealty.com.
Forward looking statements and risk factors:
This Supplemental Information report contains disclosures that are “forward-looking statements” as defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements include all statements that do not relate solely to historical or current facts and can be identified by the use of words and phrases such as “can,” “may,” “payable,” “indicative,” “annualized,” “expect,” “expected,” “future cash or NOI,” “deferred revenue,” “rent increases,” “range of expectations,” "budget," “components of expected 2017 FFO,” and other comparable terms in this report. These forward-looking statements are made as of the date of this report and are not guarantees of future performance. These statements are based on the current plans and expectations of Company management and are subject to a number of unknown risks, uncertainties, assumptions and other factors that could cause actual results to differ materially from those described in this release or implied by such forward-looking statements. Such risks and uncertainties include, among other things, the following: changes in the economy; increases in interest rates; the availability and cost of capital at expected rates; changes to facility-related healthcare regulations; competition for quality assets; negative developments in the operating results or financial condition of the Company's tenants, including, but not limited to, their ability to pay rent and repay loans; the Company's ability to reposition or sell facilities with profitable results; the Company's ability to re-lease space at similar rates as vacancies occur; the Company's ability to renew expiring long-term single-tenant net leases; the Company's ability to timely reinvest proceeds from the sale of assets at similar yields; government regulations affecting tenants' Medicare and Medicaid reimbursement rates and operational requirements; unanticipated difficulties and/or expenditures relating to future acquisitions and developments; changes in rules or practices governing the Company's financial reporting; the Company may be required under purchase options to sell properties and may not be able to reinvest the proceeds from such sales at rates of return equal to the return received on the properties sold; uninsured or underinsured losses related to casualty or liability; the incurrence of impairment charges on its real estate properties or other assets; and other legal and operational matters. Other risks, uncertainties and factors that could cause actual results to differ materially from those projected are detailed under the heading “Risk Factors,” in the Company's Annual Report on Form 10-K filed with the Securities and Exchange Commission (“SEC”) for the year ended December 31, 2016 and other risks described from time to time thereafter in the Company's SEC filings. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

HEALTHCARE REALTY 2	4Q 2016 SUPPLEMENTAL INFORMATION

Highlights

Salient quarterly highlights include:

•	Normalized FFO for the fourth quarter grew 14.6% year-over-year to $47.1 million.

•	For the trailing twelve months ended December 31, 2016, same store revenue grew 3.4%, operating expenses increased 0.7%, and same store NOI grew 5.0%:

•	Same store revenue per average occupied square foot increased 2.8%.

•	Average same store occupancy increased to 89.2% from 88.7%.

•	Leasing activity in the fourth quarter totaled 340,000 square feet related to 132 leases:

◦	235,000 square feet of renewals

◦	105,000 square feet of new and expansion leases

•	Four predictive growth measures in the same store multi-tenant portfolio:

◦	Contractual rent increases occurring in the quarter averaged 2.9%, and contractual rent increases for leases commencing in the quarter will average 3.2%.

◦	Cash leasing spreads were 3.9% on 216,000 square feet renewed:

•	1% (<0% spread)

•	4% (0-3%)

•	72% (3-4%)

•	23% (>4%)

◦	Tenant retention was 88.5%.

◦	The average yield on renewed leases increased 50 basis points.

•	Acquisitions totaled $63.8 million for the fourth quarter, comprising 212,000 square feet at an aggregate leased percentage of 91%:

◦
The Company purchased two medical office buildings on the University of Maryland Medical System's Upper Chesapeake Health Medical Center campus in Baltimore, Maryland for $36.3 million. The buildings total 114,000 square feet and are 92% leased.

◦
The Company purchased two medical office buildings on Providence Health's Swedish Edmonds campus in Seattle, Washington for $14.9 million. Collectively, the buildings total 50,000 square feet and are 83% leased. The Company now owns four properties on the Swedish Edmonds campus.

◦	The Company purchased a medical office building on HealthEast Care System’s St. John’s Hospital campus in St. Paul, Minnesota for $12.6 million. The building is 48,000 square feet and 94% leased.

•	Dispositions totaled $94.7 million for the quarter:

•	The Company sold three inpatient rehabilitation facilities for $68.0 million.

•	The Company sold three medical office buildings totaling 125,000 square feet for $26.7 million.

•	A dividend of $0.30 per common share was declared, which is equal to 73.2% of normalized FFO per share.

HEALTHCARE REALTY 3	4Q 2016 SUPPLEMENTAL INFORMATION

Highlights

Salient highlights for the year ended December 31, 2016 include:

•	Normalized FFO totaled $1.63 per diluted common share.

•	Annual leasing activity totaled 1,875,000 square feet related to 589 leases:

◦	1,301,000 square feet of renewals

◦	574,000 square feet of new and expansion leases

◦	102,000 square feet of net absorption

•	Tenant improvement commitments for leases in second generation space at the multi-tenant properties were:

◦	$1.55 per square foot per lease year for renewal leases

◦	$4.74 per square foot per lease year for new leases

•	Net investments totaled $192.5 million:

◦	$241.9 million of acquisitions, comprised of 10 on or adjacent-to-campus medical office buildings

◦	$45.3 million of development and redevelopment funding

◦	$94.7 million of dispositions

•
The Company issued $449.2 million of equity in 2016 to fund investment activity and reduce leverage. Leverage decreased from 41.8% at the end of 2015 to 33.9% at year-end 2016, and net debt to adjusted EBITDA decreased from 6.2x to 5.0x.

•	Dividends totaled $1.20 per common share, which is equal to 73.6% of normalized FFO per share and 95.2% of FAD per share.

HEALTHCARE REALTY 4	4Q 2016 SUPPLEMENTAL INFORMATION

Corporate Information

Healthcare Realty Trust is a real estate investment trust that integrates owning, managing, financing and developing income-producing real estate properties associated primarily with the delivery of outpatient healthcare services throughout the United States. As of December 31, 2016, the Company had gross investments of approximately $3.6 billion in 202 real estate properties in 27 states totaling approximately 14.6 million square feet. The Company provided leasing and property management services to approximately 10.3 million square feet nationwide.

Corporate Headquarters

Healthcare Realty Trust Incorporated
3310 West End Avenue, Suite 700
Nashville, Tennessee 37203
Phone: 615.269.8175
Fax: 615.269.8461
E-mail: communications@healthcarerealty.com
Website: www.healthcarerealty.com

Executive Officers

David R. Emery	Executive Chairman of the Board
Todd J. Meredith	President and Chief Executive Officer
John M. Bryant, Jr.	Executive Vice President and General Counsel
J. Christopher Douglas	Executive Vice President and Chief Financial Officer
Robert E. Hull	Executive Vice President - Investments
B. Douglas Whitman, II	Executive Vice President - Corporate Finance

Board of Directors

David R. Emery	Executive Chairman of the Board, Healthcare Realty Trust Incorporated
Nancy H. Agee	President and Chief Executive Officer, Carilion Clinic
C. Raymond Fernandez, M.D.	Retired Chief Executive Officer, Piedmont Clinic
Peter F. Lyle	Vice President of Health Systems, Pharma and Medical Practice Services, Medical Management Associates, Inc.
Edwin B. Morris III	Managing Director, Morris & Morse Company, Inc.
J. Knox Singleton	President and Chief Executive Officer, Inova Health System
Bruce D. Sullivan	Retired Audit Partner, Ernst & Young LLP
Christann M. Vasquez	President, Dell Seton Medical Center at University of Texas
Dan S. Wilford	Retired Chief Executive Officer, Memorial Hermann Healthcare System

HEALTHCARE REALTY 5	4Q 2016 SUPPLEMENTAL INFORMATION

Corporate Information

Professional Services

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
BDO USA, LLP
414 Union Street, Suite 1800, Nashville, Tennessee 37219
TRANSFER AGENT
Wells Fargo N.A., Shareowner Services
1110 Centre Pointe Curve, Suite 101, Mendota Heights, Minnesota 55120-4100

Stock Exchange, Symbol and CUSIP Number

SECURITY DESCRIPTION	STOCK EXCHANGE	SYMBOL	CUSIP NUMBER
Common Stock	NYSE	HR	421946104
Senior Notes due 2021	OTC	HR	421946AG9
Senior Notes due 2023	OTC	HR	421946AH7
Senior Notes due 2025	OTC	HR	421946AJ3

Dividend Reinvestment Plan

Through the Company’s transfer agent, Wells Fargo, named stockholders of record can re-invest dividends in shares at a 5% discount and may also purchase up to $60,000 of HR common stock per calendar year without a service or sales charge. For information, write Wells Fargo Shareowner Services, P.O. Box 64856, St. Paul, Minnesota 55164-0856, or call 1.800.468.9716. Information may also be obtained at the transfer agent’s website, www.shareowneronline.com.

Direct Deposit of Dividends

Direct deposit of dividends is offered as a convenience to stockholders of record. For information, write Wells Fargo Shareowner Services, P.O. Box 64856, St. Paul, Minnesota 55164-0856, or call 1.800.468.9716. Information may also be obtained at the transfer agent’s website, www.shareowneronline.com.

Dividends Declared

On January 31, 2017, the Company declared a dividend of $0.30 per share, payable on February 28, 2017, to stockholders of record on February 14, 2017.

Analyst Coverage

BMO Capital Markets	JMP Securities LLC

BTIG, LLC	Morgan Stanley

Cantor Fitzgerald, L.P.	KeyBanc Capital Markets Inc.

Green Street Advisors, Inc.	Mizuho Securities USA Inc.

J.J.B. Hilliard W.L. Lyons, LLC	Stifel, Nicolaus & Company, Inc.

J.P. Morgan Securities LLC	SunTrust Robinson Humphrey, Inc.

Jefferies LLC	Wells Fargo Securities, LLC

HEALTHCARE REALTY 6	4Q 2016 SUPPLEMENTAL INFORMATION

Balance Sheet Information (1)
(dollars in thousands, except per share data)

ASSETS

				2016	2015
Real estate properties:	Q4	Q3	Q2	Q1	Q4
Land	$199,672	$206,647	$208,386	$201,157	$198,585
Buildings, improvements and lease intangibles	3,386,480	3,322,293	3,235,744	3,181,748	3,135,893
Personal property	10,291	10,124	10,032	9,881	9,954
Construction in progress	11,655	45,734	35,174	31,669	19,024
Land held for development	20,123	17,438	17,438	17,434	17,452
Total real estate properties	3,628,221	3,602,236	3,506,774	3,441,889	3,380,908
Less accumulated depreciation and amortization	(840,839)	(835,276)	(819,744)	(790,819)	(761,926)
Total real estate properties, net	2,787,382	2,766,960	2,687,030	2,651,070	2,618,982
Cash and cash equivalents	5,409	12,649	9,026	2,174	4,102
Restricted cash	49,098	—	—	—	—
Assets held for sale and discontinued operations, net	3,092	14,732	710	706	724
Other assets, net (2)	195,666	197,380	185,298	187,665	186,416
Total assets	$3,040,647	$2,991,721	$2,882,064	$2,841,615	$2,810,224

LIABILITIES AND STOCKHOLDERS' EQUITY
Liabilities:
Notes and bonds payable (2)	$1,264,370	$1,239,062	$1,414,739	$1,418,347	$1,424,992
Accounts payable and accrued liabilities	78,266	71,052	70,408	66,013	75,489
Liabilities of properties held for sales and discontinued operations	614	572	17	20	33
Other liabilities	43,983	46,441	46,452	64,236	66,963
Total liabilities	1,387,233	1,357,127	1,531,616	1,548,616	1,567,477
Commitments and contingencies
Stockholders' equity:
Preferred stock, $.01 par value; 50,000 shares authorized; none issued and outstanding	—	—	—	—	—
Common stock, $.01 par value; 150,000 shares authorized	1,164	1,160	1,067	1,042	1,015
Additional paid-in capital	2,917,914	2,916,816	2,609,880	2,533,130	2,461,376
Accumulated other comprehensive loss	(1,401)	(1,443)	(1,485)	(1,527)	(1,569)
Cumulative net income attributable to common stockholders	995,256	942,819	930,985	918,841	909,685
Cumulative dividends	(2,259,519)	(2,224,758)	(2,189,999)	(2,158,487)	(2,127,760)
Total stockholders' equity	1,653,414	1,634,594	1,350,448	1,292,999	1,242,747
Total liabilities and stockholders' equity	$3,040,647	$2,991,721	$2,882,064	$2,841,615	$2,810,224

CAPITAL FUNDING
Re/development	$9,567	$10,939	$8,542	$16,758	$9,322
1st generation TI & planned capital expenditures for acquisitions (3)	4,807	4,471	5,486	1,298	4,686
2nd generation TI	7,918	6,013	5,559	4,202	3,081
Leasing commissions paid	1,030	1,514	1,587	1,079	1,856
Capital expenditures	4,283	5,088	5,653	2,098	3,918

(1)	The balance sheet information is presented as of the last day of the quarter indicated.

(2)
The Company adopted a new accounting standard (ASU 2015-03 - "Simplifying the Presentation of Debt Issuance Costs") on January 1, 2016 which resulted in a reclassification of deferred financing costs from Other assets to the Notes and bonds payable line item.

(3)	Planned capital expenditures for acquisitions include expected fundings that were contemplated as part of the acquisition.

HEALTHCARE REALTY 7	4Q 2016 SUPPLEMENTAL INFORMATION

Statements of Income Information
(dollars in thousands)

		2016			2015
	Q4	Q3	Q2	Q1	Q4	Q3	Q2	Q1
Revenues
Rental income	$104,736	$102,534	$101,472	$98,740	$97,466	$95,383	$95,450	$95,034
Mortgage interest	—	—	—	—	—	29	31	31
Other operating	573	1,125	1,170	1,281	1,116	1,313	1,227	1,391
	105,309	103,659	102,642	100,021	98,582	96,725	96,708	96,456
Expenses
Property operating	37,285	37,504	36,263	35,406	36,758	35,247	33,927	34,263
General and administrative	8,707	8,724	8,129	10,246	7,216	6,258	6,713	6,738
Depreciation	30,989	29,273	28,528	27,693	27,019	26,571	26,552	26,387
Amortization	3,033	2,712	2,762	2,700	2,556	2,386	2,474	2,667
Bad debts, net of recoveries	(13)	(47)	78	(39)	9	(21)	27	(207)
	80,001	78,166	75,760	76,006	73,558	70,441	69,693	69,848
Other Income (Expense)
Gain on sales of real estate properties	41,037	—	1	—	9,138	5,915	41,549	—
Interest expense	(13,839)	(13,759)	(14,815)	(14,938)	(14,885)	(15,113)	(17,213)	(18,322)
Loss on extinguishment of debt	—	—	—	—	—	—	(27,998)	—
Pension termination	—	—	(4)	—	—	—	(5,260)	—
Impairment of real estate assets	—	—	—	—	(1)	(310)	—	(3,328)
Impairment of internally-developed software	—	—	—	—	—	—	(654)	—
Interest and other income, net	74	123	93	86	78	72	147	91
	27,272	(13,636)	(14,725)	(14,852)	(5,670)	(9,436)	(9,429)	(21,559)

Income From Continuing Operations	52,580	11,857	12,157	9,163	19,354	16,848	17,586	5,049

Discontinued Operations
Income (loss) from discontinued operations	(22)	(23)	(19)	(7)	(10)	61	330	333
Impairments of real estate assets	(121)	—	—	—	(686)	—	—	—
Gain on sales of real estate properties	—	—	7	—	—	10,571	—	—
Income (Loss) From Discontinued Operations	(143)	(23)	(12)	(7)	(696)	10,632	330	333
Net Income	$52,437	$11,834	$12,145	$9,156	$18,658	$27,480	$17,916	$5,382

NORMALIZED G&A
General and administrative expense	$8,707	$8,724	$8,129	$10,246	$7,216	$6,258	$6,713	$6,738
Acquisition costs	(915)	(649)	(232)	(1,618)	(1,068)	(121)	(167)	(38)
Severance expense	—	—	—	—	—	—	—	(141)
Reversal of restricted stock amortization upon director / officer resignation	—	—	—	—	40	—	—	—
Revaluation of awards upon retirement	—	—	—	(89)	—	—	—	—
Normalized G&A	$7,792	$8,075	$7,897	$8,539	$6,188	$6,137	$6,546	$6,559

HEALTHCARE REALTY 8	4Q 2016 SUPPLEMENTAL INFORMATION

FFO, Normalized FFO & FAD (1) (2)
(amounts in thousands, except for share data)

		2016			2015
	Q4	Q3	Q2	Q1	Q4	Q3	Q2	Q1
Net Income Attributable to Common Stockholders	$52,437	$11,834	$12,145	$9,156	$18,658	$27,480	$17,916	$5,382
Gain on sales of real estate properties	(41,037)	—	(8)	—	(9,138)	(16,486)	(41,549)	—
Impairments of real estate assets	121	—	—	—	687	310	—	3,328
Real estate depreciation and amortization	34,699	32,557	31,716	30,800	29,907	29,317	29,388	29,370
Total adjustments	(6,217)	32,557	31,708	30,800	21,456	13,141	(12,161)	32,698
Funds from Operations Attributable to Common Stockholders	$46,220	$44,391	$43,853	$39,956	$40,114	$40,621	$5,755	$38,080
Acquisition costs	915	649	232	1,618	1,068	121	167	38
Write-off of deferred financing costs upon amendment of line of credit facility	—	81	—	—	—	—	—	—
Pension termination	—	—	4	—	—	—	5,260	—
Loss on extinguishment of debt	—	—	—	—	—	—	27,998	—
Impairment of internally-developed software	—	—	—	—	—	—	654	—
Severance expense	—	—	—	—	—	—	—	141
Reversal of restricted stock amortization upon director / officer resignation	—	—	—	—	(40)	—	—	—
Revaluation of awards upon retirement	—	—	—	89	—	—	—	—
Normalized Funds from Operations Attributable to Common Stockholders	$47,135	$45,121	$44,089	$41,663	$41,142	$40,742	$39,834	$38,259
Non-real estate depreciation and amortization	1,339	1,386	1,360	1,390	1,341	1,312	1,495	1,682
Provision for bad debt, net	(13)	(47)	78	(39)	9	(21)	26	(208)
Straight-line rent receivable, net	(1,595)	(1,684)	(1,907)	(1,948)	(1,741)	(2,119)	(2,306)	(2,663)
Stock-based compensation	1,949	1,851	1,850	1,859	1,511	1,480	1,461	1,617
Provision for deferred post-retirement benefits	—	—	—	—	—	—	—	385
Non-cash items included in cash flows from operating activities	1,680	1,506	1,381	1,262	1,120	652	676	813
2nd Generation TI	(7,918)	(6,013)	(5,559)	(4,202)	(3,081)	(3,627)	(2,437)	(2,923)
Leasing commissions paid	(1,030)	(1,514)	(1,587)	(1,079)	(1,856)	(1,050)	(1,251)	(3,347)
Capital additions	(4,283)	(5,088)	(5,653)	(2,098)	(3,918)	(3,402)	(6,703)	(2,219)
Funds Available for Distribution	$35,584	$34,012	$32,671	$35,546	$33,407	$33,315	$30,119	$30,583
Funds from Operations per Common Share—Diluted	$0.40	$0.39	$0.42	$0.39	$0.40	$0.41	$0.06	$0.38
Normalized Funds from Operations Per Common Share—Diluted	$0.41	$0.39	$0.42	$0.41	$0.41	$0.41	$0.40	$0.39
Funds Available for Distribution Per Common Share - Diluted	$0.31	$0.30	$0.31	$0.35	$0.33	$0.33	$0.30	$0.31
Weighted Average Common Shares Outstanding - Diluted	115,408	115,052	104,770	102,165	100,474	99,997	99,945	99,137

(1)
Funds from operations (“FFO”) and FFO per share are operating performance measures adopted by the National Association of Real Estate Investment Trusts, Inc. (“NAREIT”). NAREIT defines FFO as the most commonly accepted and reported measure of a REIT’s operating performance equal to “net income (computed in accordance with GAAP), excluding gains (or losses) from sales of property, plus depreciation and amortization (including amortization of leasing commissions), and after adjustments for unconsolidated partnerships and joint ventures.”

(2)
FFO, Normalized FFO and Funds Available for Distribution ("FAD") do not represent cash generated from operating activities determined in accordance with accounting principles generally accepted in the United States of America and is not necessarily indicative of cash available to fund cash needs. FFO, Normalized FFO and FAD should not be considered alternatives to net income attributable to common stockholders as indicators of the Company's operating performance or as alternatives to cash flow as measures of liquidity.

HEALTHCARE REALTY 9	4Q 2016 SUPPLEMENTAL INFORMATION

Debt Metrics
(dollars in thousands)

SUMMARY OF INDEBTEDNESS
	Q4 2016 Interest Expense (1)	Balance as of 12/31/2016 (2)	Weighted Months to Maturity	Effective Interest Rate
Senior Notes due 2021, net of discount	$5,833	$397,147	49	5.97%
Senior Notes due 2023, net of discount	2,392	247,296	76	3.95%
Senior Notes due 2025, net of discount (2)	2,468	247,819	100	4.08%
Total Senior Notes Outstanding	$10,693	$892,262	70	4.89%
Unsecured credit facility due 2020	415	107,000	43	1.77%
Unsecured term loan facility due 2019	674	149,491	26	1.82%
Mortgage notes payable, net	1,519	115,617	82	5.14%
Total Outstanding Notes and Bonds Payable	$13,301	$1,264,370	64	4.28%
Interest cost capitalization	(430)
Unsecured credit facility fee and deferred financing costs	968
Total Quarterly Consolidated Interest Expense	$13,839

SELECTED FINANCIAL DEBT COVENANTS (3)
	Calculation	Requirement	Trailing Twelve Months Ended 12/31/2016
Revolving Credit Facility and Term Loan
Leverage Ratio	Total Debt / Total Capital	Not greater than 60%	33.9%
Secured Leverage Ratio	Total Secured Debt / Total Capital	Not greater than 30%	3.1%
Unencumbered Leverage Ratio	Unsecured Debt / Unsecured Real Estate	Not greater than 60%	34.6%
Fixed Charge Coverage Ratio	EBITDA / Fixed Charges	Not less than 1.50x	3.8x
Unsecured Coverage Ratio	Unsecured EBITDA / Unsecured Interest	Not less than 1.75x	4.2x
Construction and Development	CIP / Total Assets	Not greater than 15%	0.4%
Asset Investments	Mortgages & Unimproved Land / Total Assets	Not greater than 20%	0.7%

Senior Notes
Incurrence of Total Debt	Total Debt / Total Assets	Not greater than 60%	32.9%
Incurrence of Debt Secured by Any Lien	Secured Debt / Total Assets	Not greater than 40%	3.0%
Maintenance of Total Unsecured Assets	Unencumbered Assets / Unsecured Debt	Not less than 150%	309.9%
Debt Service Coverage	EBITDA / Interest Expense	Not less than 1.5x	4.2x

Other
Net Debt to adjusted EBITDA (4)	Net debt (debt less cash) / adjusted EBITDA	Not required	5.0x
Net Debt to Enterprise Value (5)	Net debt (debt less cash) / Enterprise Value	Not required	25.8%

(1)
The Company adopted a new accounting standard (ASU 2015-03 - "Simplifying the Presentation of Debt Issuance Costs") on January 1, 2016 which resulted in a reclassification of deferred financing costs from Other assets to the Notes and bonds payable line item. The Company adjusted the effective interest rates to reflect this change.

(2)
The effective interest rate includes the impact of the $1.7 million settlement of a forward-starting interest rate swap that is included in accumulated other comprehensive income on the Company's Condensed Consolidated Balance Sheets.

(3)	Does not include all financial and non-financial covenants and restrictions that are required by the Company's various debt agreements.

(4)	Adjusted EBITDA is based on the current quarter results, annualized. See page 19 for a reconciliation of adjusted EBITDA.

(5)	Based on the closing price of $30.06 on January 27, 2017 and 116,440,289 shares outstanding.

HEALTHCARE REALTY 10	4Q 2016 SUPPLEMENTAL INFORMATION

Investment Activity
(dollars in thousands)

ACQUISITION ACTIVITY
Location	Campus Location	Distance to Campus	Health System Affiliation	Closing	Purchase Price	Acquisition Costs	Square Feet	Aggregate Leased %	Cap Rate (2)
Seattle, WA (1)	ADJ	0.24 miles	UW Medicine	3/31/2016	$38,259	$1,620	69,712	100%	5.5%
Seattle, WA	ON	0.00 miles	UW Medicine	4/29/2016	21,615	362	46,637	100%	5.9%
Los Angeles, CA	ON	0.00 miles	HCA	5/13/2016	20,000	232	63,012	80%	5.1%
Seattle, WA	ON	0.00 miles	UW Medicine	9/12/2016	53,065	618	87,462	100%	5.5%
Washington, DC	ON	0.00 miles	Inova Health System	9/26/2016	45,225	31	103,783	100%	5.6%
Baltimore, MD (3)	ON	0.00 miles	University of Maryland	10/11/2016	36,275	495	113,631	92%	5.7%
Seattle, WA	ON	0.00 miles	Providence Health	10/17/2016	9,750	207	29,753	96%	5.6%
Seattle, WA	ON	0.00 miles	Providence Health	12/21/2016	5,150	91	20,740	65%	3.4%
St. Paul, MN	ON	0.00 miles	HealthEast Care System	12/21/2016	12,600	122	48,281	94%	7.0%
2016 Activity					$241,939	$3,778	583,011	94%	5.6%

HISTORICAL INVESTMENT ACTIVITY
	Acquisitions (4)	Mortgage Funding	Construction Mortgage Funding	Re/Development Funding	Total Investments	Dispositions
2012	$94,951	$—	$78,297	$5,608	$178,856	$91,384
2013	216,956	—	58,731	—	275,687	101,910
2014	85,077	1,900	1,244	4,384	92,605	34,840
2015	187,216	—	—	27,859	215,075	157,975
2016	241,939	—	—	45,343	287,282	94,683
Total	$826,139	$1,900	$138,272	$83,194	$1,049,505	$480,792
% of Total	78.7%	0.2%	13.2%	7.9%	100%

RE/DEVELOPMENT ACTIVITY
Location	Type (5)	Campus Location	Square Feet	Budget	Amount Funded Q4 2016	Total Amount Funded Through 12/31/2016	Estimated Remaining Fundings	Aggregate Leased %	Estimated Completion Date
Construction activity
Nashville, TN (6)	Redev	On	294,000	$56,620	$4,837	$50,612	$6,008	83%	Q1 2017
Denver, CO	Dev	On	98,000	26,500	4,267	11,655	14,845	35%	Q2 2017
Total construction activity			392,000	$83,120	$9,104	$62,267	$20,853	71%

Pre-construction activity (7)
Seattle, WA	Dev	On	151,000	64,120	463	463	63,657	44%	Q4 2018

Total Re/development activity			543,000	$147,240	$9,567	$62,730	$84,510	63%

(1)	Acquisition costs in Q1 2016 include seller credits related to a loan prepayment, brokerage commission and excise taxes.

(2)	Represents the forecasted first year NOI / purchase price plus acquisition costs and expected capital additions.

(3)	Includes two properties.

(4)	Net of mortgage notes receivable payoffs upon acquisition.

(5)	Redev - Redevelopment; Dev - Development

(6)
Includes $15.2 million for the addition of 70,000 rentable square feet, $21.3 million for a 907-space parking garage and associated land and $20.1 million for existing building upgrades and tenant improvement allowances associated with newly executed leases.

(7)	Includes projects that are in the design phase, but are expected to begin construction once permits and final contracts are executed.

HEALTHCARE REALTY 11	4Q 2016 SUPPLEMENTAL INFORMATION

Portfolio by Market
(dollars in thousands)

BY MARKET
		SQUARE FEET
		MOB/OUTPATIENT (90.8%)		INPATIENT (5.6%)		OTHER (3.6%)
	Investment(1)	Multi-tenant	Single-tenant Net Lease	Rehab	Surgical	Other	Total	% of Total
Dallas - Fort Worth, TX	$484,992	2,149,939		42,627	156,245		2,348,811	16.1%
Seattle - Bellevue, WA	405,273	890,222	67,510				957,732	6.6%
Charlotte, NC	168,032	820,457					820,457	5.6%
Nashville, TN	137,619	766,523					766,523	5.3%
Los Angeles, CA	162,914	551,383		63,000			614,383	4.2%
Houston, TX	128,749	591,027					591,027	4.1%
Richmond, VA	145,034	548,801					548,801	3.8%
Des Moines, IA	133,845	233,413	146,542			152,655	532,610	3.7%
San Antonio, TX	104,268	483,811		39,786			523,597	3.6%
Memphis, TN	91,897	515,876					515,876	3.5%
Roanoke, VA	49,039		334,454			126,427	460,881	3.2%
Austin, TX	131,854	354,481		66,095		12,880	433,456	3.0%
Indianapolis, IN	77,568	382,695					382,695	2.6%
Denver, CO	110,780	346,335		34,068			380,403	2.6%
Honolulu, HI	139,695	298,427					298,427	2.0%
Washington, DC	75,222	286,619					286,619	2.0%
Oklahoma City, OK	109,089	68,860	200,000				268,860	1.8%
Chicago, IL	57,913	243,491					243,491	1.7%
Miami, FL	54,081	241,980					241,980	1.7%
Colorado Springs, CO	52,044	241,224					241,224	1.7%
Detroit, MI	25,540	199,749				11,308	211,057	1.4%
San Francisco, CA	89,029	210,621					210,621	1.4%
South Bend, IN	43,991	205,573					205,573	1.4%
Springfield, MO	111,293				186,000		186,000	1.3%
Phoenix, AZ	48,445	179,963					179,963	1.2%
Other (26 markets)	452,654	1,396,989	287,874	229,854		214,864	2,129,581	14.5%
Total	$3,590,860	12,208,459	1,036,380	475,430	342,245	518,134	14,580,648	100.0%
Number of Properties		169	13	8	2	10	202
Percent of Square Feet		83.7%	7.1%	3.3%	2.3%	3.6%	100.0%
Investment (1)		$2,916,780	$249,088	$135,326	$208,725	$80,941	$3,590,860
% of Investment		81.2%	6.9%	3.8%	5.8%	2.3%	100.0%

MSA BY RANK (% of total SF)
Rank	MOB / Outpatient	Total
Top 25	60%	56%
Top 50	84%	79%
Top 75	87%	82%
Top 100	92%	88%

(1)	Excludes gross assets held for sale, land held for development, construction in progress and corporate property.

HEALTHCARE REALTY 12	4Q 2016 SUPPLEMENTAL INFORMATION

Square Feet by Provider (1)

MOB SQUARE FEET
	System Rank (3)	Credit Rating	ASSOCIATED (93.5%) (2)				Total MOB SF	% of Total MOB SF
Top Health Systems			On	Adjacent (4)	Anchored (5)	Off
Baylor Scott & White Health	19	AA-/Aa3	1,834,256	129,879	163,188	—	2,127,323	16.1%
Ascension Health	3	AA+/Aa2	1,017,085	148,356	30,096	—	1,195,537	9.0%
Catholic Health Initiatives	7	A-/--	769,471	132,617	95,486	—	997,574	7.5%
Carolinas HealthCare System	27	--/Aa3	353,537	98,066	313,513	—	765,116	5.8%
HCA	2	BB/B1	389,931	177,155	157,388	—	724,474	5.5%
Tenet Healthcare Corporation	6	B/B2	570,264	67,790	—	—	638,054	4.8%
Bon Secours Health System	49	A/A2	548,801	—	—	—	548,801	4.1%
Baptist Memorial Health Care	105	A-/--	424,306	—	39,345	—	463,651	3.5%
Indiana University Health	22	AA-/Aa3	280,129	102,566	—	—	382,695	2.9%
University of Colorado Health	73	AA-/Aa3	150,291	161,099	33,850	—	345,240	2.6%
Providence Health & Services	9	AA-/Aa3	176,854	129,181	—	—	306,035	2.3%
Trinity Health	8	AA-/Aa3	205,573	73,331	—	—	278,904	2.1%
University of Washington	90	AA+/Aaa	194,536	69,712	—	—	264,248	2.0%
Medstar Health	31	A-/A2	241,739	—	—	—	241,739	1.8%
Advocate Health Care	26	AA/Aa2	142,955	95,436	—	—	238,391	1.8%
Memorial Hermann	43	A+/A1	—	206,090	—	—	206,090	1.6%
Community Health	4	B/B2	201,574	—	—	—	201,574	1.5%
Mercy (St. Louis)	30	AA-/Aa3	—	—	200,000	—	200,000	1.5%
Overlake Health System	343	A/A2	191,051	—	—	—	191,051	1.4%
Other credit rated			1,052,529	560,499	90,607	—	1,703,635	13.0%
Subtotal - credit rated (6)			8,744,882	2,151,777	1,123,473	—	12,020,132	90.8%
Non-credit rated			177,945	192,418	—	854,344	1,224,707	9.2%
Total			8,922,827	2,344,195	1,123,473	854,344	13,244,839	100.0%
% of Total			67.3%	17.7%	8.5%	6.5%

HEALTH SYSTEM (2)(3) BY RANK (% of total SF)
Rank	MOB / Outpatient	Total
Top 25	54%	50%
Top 50	71%	67%
Top 75	77%	72%
Top 100	80%	76%

LEASED SQUARE FEET
					LEASED SQUARE FEET
Top Health Systems	System Rank (3)	Credit Rating	# of Buildings	# of Leases	MOB	Inpatient / Other	Total	% of Total Leased SF	% of Total Revenue
Baylor Scott & White Health	19	AA-/Aa3	20	166	1,015,846	156,245	1,172,091	9.2%	9.8%
Mercy (St. Louis)	30	AA-/Aa3	2	2	200,000	186,000	386,000	3.0%	4.4%
Catholic Health Initiatives	7	A-/--	14	80	541,924	—	541,924	4.2%	4.4%
Carolinas HealthCare System	27	--/Aa3	16	78	591,259	—	591,259	4.6%	4.3%
Baptist Memorial Health Care	105	A-/--	6	16	111,002	—	111,002	0.9%	2.3%
Bon Secours Health System	49	A/A2	7	63	269,315	—	269,315	2.1%	2.2%
HCA	2	BB/B1	12	14	404,597	—	404,597	3.2%	2.1%
Ascension Health	3	AA+/Aa2	16	49	302,267	—	302,267	2.4%	2.0%
Indiana University Health	22	AA-/Aa3	3	38	255,347	—	255,347	2.0%	1.9%
Tenet Healthcare Corporation	6	B/B2	10	36	124,227	63,000	187,227	1.5%	1.6%
Total								33.1%	35.0%

(1)	Excludes mortgage notes receivable, construction in progress and assets classified as held for sale.

(2)	Includes total square feet of buildings located on-campus, adjacent and off-campus/anchored by healthcare systems.

(3)	Ranked by revenue based on Modern Healthcare's Healthcare Systems Financials Database.

(4)	The Company defines an adjacent property as being no more than 0.25 miles from a hospital campus.

(5)	Includes buildings where health systems lease 40% or more of the property.

(6)	Based on square footage, 90.8% of HR's MOB portfolio is associated with a credit-rated healthcare provider and 78.7% is associated with an investment-grade rated healthcare provider.

HEALTHCARE REALTY 13	4Q 2016 SUPPLEMENTAL INFORMATION

Square Feet by Proximity (1)(2)

MEDICAL OFFICE BUILDINGS BY LOCATION
	2016				2015
	Q4	Q3	Q2	Q1	Q4	Q3
On campus	67%	67%	66%	66%	67%	67%
Adjacent to campus (3)	18%	18%	18%	18%	13%	13%
Total on/adjacent	85%	85%	84%	84%	80%	80%
Off campus - anchored by hospital system (4)	9%	8%	9%	9%	9%	9%
Off campus	6%	7%	7%	7%	11%	11%
	100%	100%	100%	100%	100%	100%

MEDICAL OFFICE BUILDINGS BY DISTANCE TO HOSPITAL CAMPUS
							Ground Lease Properties
Greater than	Less than or equal to	Number of Buildings	Square Feet	% of Total	Cumulative %	Campus Proximity	Square Feet	% of Total
	0.00	113	8,922,827	67%	67%	On campus	6,977,999	90.4%
0.00	250 yards	18	1,222,987	9%	76%	Adjacent (3)	80,525	1.0%
250 yards	0.25 miles	19	1,121,208	9%	85%		120,036	1.6%
0.25 miles	0.50	2	130,025	1%	86%	Off campus	-	—%
0.50	1.00	3	304,993	2%	88%		-	—%
1.00	2.00	7	590,339	4%	92%		319,446	4.1%
2.00	5.00	10	476,633	4%	96%		13,818	0.2%
5.00	10.00	6	332,359	3%	99%		205,631	2.7%
10.00		4	143,468	1%	100%		-	—%
Total		182	13,244,839	100%			7,717,455	100.0%

(1)	Excludes mortgage notes receivable, construction in progress and assets classified as held for sale.

(2)
Hospitals include acute care hospitals with inpatient beds. The Company does not consider inpatient rehab hospitals (IRFs), skilled nursing facilities (SNFs) or long-term acute care hospitals (LTACHs) to be hospital campuses for distance calculations.

(3)	Beginning in Q1 2016, the Company adopted a definition of an adjacent property as being no more than 0.25 miles from a hospital campus.

(4)	Includes total square feet of buildings located on-campus, adjacent and off-campus/anchored by healthcare systems.

HEALTHCARE REALTY 14	4Q 2016 SUPPLEMENTAL INFORMATION

Lease Maturity, Size and Building Square Feet (1)
(dollars in thousands)

LEASE MATURITY SCHEDULE
	MULTI-TENANT			SINGLE-TENANT NET LEASE			TOTAL
	Number of Leases	Square Feet	% of Square Feet	Number of Leases	Square Feet	% of Square Feet	Number of Leases	Square Feet	% of Total Square Feet
2017	599	1,990,989	18.6%	5	334,454	16.1%	604	2,325,443	18.2%
2018	387	1,400,606	13.1%	—	—	—%	387	1,400,606	11.0%
2019	454	1,972,965	18.4%	9	371,805	17.9%	463	2,344,770	18.3%
2020	288	1,290,768	12.1%	1	83,318	4.0%	289	1,374,086	10.7%
2021	278	1,089,943	10.2%	—	—	—%	278	1,089,943	8.5%
2022	105	590,715	5.5%	2	137,016	6.6%	107	727,731	5.7%
2023	128	738,186	6.9%	—	—	—%	128	738,186	5.8%
2024	105	663,874	6.2%	—	—	—%	105	663,874	5.2%
2025	58	460,558	4.3%	2	91,561	4.4%	60	552,119	4.3%
2026	55	198,128	1.8%	—	—	—%	55	198,128	1.6%
Thereafter	49	311,534	2.9%	11	1,062,073	51.0%	60	1,373,607	10.7%

BY LEASE SIZE
	NUMBER OF LEASES
Square Footage	Multi-Tenant Properties (2)	Single-Tenant Net Lease Properties
0 - 2,500	1,287	—
2,501 - 5,000	647	—
5,001 - 7,500	214	1
7,501 - 10,000	116	—
10,001 +	242	29
Total Leases	2,506	30

BY BUILDING SQUARE FEET
Size Range by Square Feet	% of Total	Total Square Footage	Average Square Feet	Number of Properties
>100,000	43.8%	6,388,000	145,182	44
<100,000 and >75,000	23.5%	3,431,868	85,797	40
<75,000 and >50,000	17.3%	2,517,737	62,943	40
<50,000	15.4%	2,243,043	28,757	78
Total	100.0%	14,580,648	72,181	202

(1)	Excludes mortgage notes receivable, land held for development, construction in progress, corporate property and assets classified as held for sale.

(2)	The average lease size in the multi-tenant properties is 4,273 square feet.

HEALTHCARE REALTY 15	4Q 2016 SUPPLEMENTAL INFORMATION

Historical Occupancy (1)
(dollars in thousands)

				2016	2015
	Q4	Q3	Q2	Q1	Q4
Same store properties
Number of properties	169	170	169	166	166
Total building square feet	12,771,046	12,573,497	12,537,337	12,251,241	12,113,688
% occupied	89.3%	90.0%	90.0%	90.0%	89.8%

Acquisitions
Number of properties	18	15	15	16	16
Total building square feet	1,087,260	1,003,876	921,069	1,094,760	1,177,703
% occupied	94.4%	95.0%	95.0%	93.3%	91.4%

Development Completions (2)
Number of properties	1	1	1	NA	NA
Total building square feet	12,880	12,880	12,958	NA	NA
% occupied	100%	100.0%	15.2%	NA	NA

Reposition (3)
Number of properties	14	16	17	17	16
Total building square feet	709,462	951,568	995,472	995,472	980,370
% occupied	52.8%	59.3%	57.0%	56.5%	56.7%

Total
Number of properties	202	202	202	199	198
Total building square feet	14,580,648	14,541,821	14,466,836	14,341,473	14,271,761
% occupied	87.9%	88.4%	88.0%	87.9%	87.6%

(1)	Excludes mortgage notes receivable, land held for development, construction in progress, corporate property and assets classified as held for sale.

(2)	Development completions consist of one property that was completed in April 2016 and is currently 100% leased.

(3)
Reposition includes properties that meet any of the Company-defined criteria: properties having less than 60% occupancy that is expected to last at least two quarters; properties that experience a loss of occupancy over 30% in a single quarter; properties with negative net operating income that is expected to last at least two quarters; or condemnation.

HEALTHCARE REALTY 16	4Q 2016 SUPPLEMENTAL INFORMATION

Occupancy Reconciliation
(dollars in thousands)

SEQUENTIAL
	PORTFOLIO			SAME STORE
	Occupied Square Feet	Total Square Feet	Occupancy	Occupied Square Feet	Total Square Feet	Occupancy
September 30, 2016	12,852,759	14,541,821	88.4%	11,322,274	12,573,497	90.0%
Acquisitions	192,029	212,405	90.4%	—	—	—%
Re/Development Completions (1)	—	49,089	—%	—	49,089	—
Reclassifications:
Acquisitions	—	—	—%	125,181	129,021	97.0%
Development completions	—	—	—%	—	—	—%
Reposition	—	—	—%	185,339	242,106	76.6%
Dispositions (2)	(222,667)	(222,667)	100.0%	(222,667)	(222,667)	100.0%
New leases/expansions	105,234	—	—%	75,416	—	—
Move-outs/contractions	(104,957)	—	—%	(76,755)	—	—
December 31, 2016	12,822,398	14,580,648	87.9%	11,408,788	12,771,046	89.3%

YEAR-OVER-YEAR
	PORTFOLIO			SAME STORE
	Occupied Square Feet	Total Square Feet	Occupancy	Occupied Square Feet	Total Square Feet	Occupancy
December 31, 2015	12,506,824	14,271,761	87.6%	10,873,886	12,113,688	89.8%
Acquisitions	549,836	585,767	93.9%	—	—	—%
Re/Development Completions (1)	—	61,969	—%	—	49,089	—
Reclassifications:
Acquisitions	—	—	—%	673,082	720,114	93.5%
Development completions	—	—	—%	—	—	—%
Reposition	—	—	—%	164,407	227,004	72.4%
Dispositions (2)	(335,938)	(338,849)	99.1%	(333,877)	(338,849)	98.5%
New leases/expansions	573,907	—	—%	407,462	—	—
Move-outs/contractions	(472,231)	—	—%	(376,172)	—	—
December 31, 2016	12,822,398	14,580,648	87.9%	11,408,788	12,771,046	89.3%

(1)
Includes the completion of 70,000 square feet vertical expansion that was completed in the fourth quarter of 2016. The net increase to total square feet was 49,089 due to a portion of the original building that was demolished to begin construction of the expansion.

(2)	Includes properties reclassified as held for sale.

HEALTHCARE REALTY 17	4Q 2016 SUPPLEMENTAL INFORMATION

Same Store Properties
(dollars in thousands)

QUARTERLY (1)
	Q4 2016	Q3 2016	Q2 2016	Q1 2016	Q4 2015	Q3 2015	Q2 2015	Q1 2015
Multi-tenant
Revenues	$75,794	$76,565	$75,453	$74,392	$74,070	$72,810	$71,900	$71,356
Expenses	32,368	32,732	31,839	31,360	33,387	32,018	30,727	31,268
NOI	$43,426	$43,833	$43,614	$43,032	$40,683	$40,792	$41,173	$40,088
Occupancy	87.3%	87.3%	87.0%	87.3%	87.0%	86.4%	86.7%	86.3%
Number of properties	139	139	139	139	139	139	139	139

Single-tenant net lease
Revenues	$14,842	$15,118	$15,116	$15,198	$15,191	$15,132	$15,033	$15,069
Expenses	451	411	383	447	479	417	395	393
NOI	$14,391	$14,707	$14,733	$14,751	$14,712	$14,715	$14,638	$14,676
Occupancy	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
Number of properties	30	30	30	30	30	30	30	30

Total
Revenues	$90,636	$91,683	$90,569	$89,590	$89,261	$87,942	$86,933	$86,425
Expenses	32,819	33,143	32,222	31,807	33,866	32,435	31,122	31,661
Same Store NOI	$57,817	$58,540	$58,347	$57,783	$55,395	$55,507	$55,811	$54,764
Occupancy	89.3%	89.3%	89.1%	89.3%	89.1%	88.6%	88.9%	88.5%
Number of properties	169	169	169	169	169	169	169	169
% NOI year-over-year growth	4.4%	5.5%	4.5%	5.5%

TRAILING TWELVE MONTHS (1)
	Twelve Months Ended December 31,
	2016	2015	% Change
Multi-tenant
Revenues	$302,204	$290,136	4.2%
Expenses	$128,299	$127,400	0.7%
NOI	$173,905	$162,736	6.9%
Revenue per average occupied square foot	$32.46	$31.35	3.5%
Average occupancy	87.1%	86.6%
Number of properties	139	139

Single-tenant net lease
Revenues	$60,274	$60,425	(0.2%)
Expenses	$1,692	$1,684	0.5%
NOI	$58,582	$58,741	(0.3%)
Revenue per average occupied square foot	$28.97	$29.15	(0.6%)
Average occupancy	100.0%	99.6%
Number of properties	30	30

Total
Revenues	$362,478	$350,561	3.4%
Expenses	$129,991	$129,084	0.7%
Same Store NOI	$232,487	$221,477	5.0%
Revenue per average occupied square foot	$31.82	$30.95	2.8%
Average occupancy	89.2%	88.7%
Number of Properties	169	169

(1)
Excludes recently acquired or disposed properties, mortgage notes receivable, development completions, construction in progress, land held for development, corporate property, reposition properties and assets classified as held for sale.

HEALTHCARE REALTY 18	4Q 2016 SUPPLEMENTAL INFORMATION

Reconciliation of NOI & EBITDA
(dollars in thousands)

QUARTERLY NOI
	Q4 2016	Q3 2016	Q2 2016	Q1 2016	Q4 2015	Q3 2015	Q2 2015	Q1 2015
Rental income (a)	$104,736	$102,534	$101,472	$98,740	$97,466	$95,383	$95,450	$95,034
Property lease guaranty revenue (b)	354	817	885	1,002	851	999	937	1,102
Exclude straight-line rent revenue	(1,754)	(1,223)	(2,091)	(2,132)	(1,929)	(2,309)	(2,475)	(2,832)
Revenue	103,336	102,128	100,266	97,610	96,388	94,073	93,912	93,304
Property operating expense	(37,285)	(37,504)	(36,263)	(35,406)	(36,758)	(35,247)	(33,927)	(34,263)
NOI	$66,051	$64,624	$64,003	$62,204	$59,630	$58,826	$59,985	$59,041
Less:
Acquisitions / Development completions	(6,210)	(3,948)	(3,542)	(2,374)	(1,991)	(994)	(554)	(550)
Reposition	(484)	(201)	(144)	(150)	(328)	(202)	(160)	(187)
Dispositions / other	(1,540)	(1,935)	(1,970)	(1,897)	(1,916)	(2,123)	(3,460)	(3,540)
Same store NOI	$57,817	$58,540	$58,347	$57,783	$55,395	$55,507	$55,811	$54,764

(a) Rental income reconciliation:
Property operating	$87,362	$85,264	$83,283	$80,501	$79,466	$76,960	$75,470	$74,654
Single-tenant net lease	15,620	16,047	16,098	16,107	16,071	16,114	17,505	17,548
Straight-line rent	1,754	1,223	2,091	2,132	1,929	2,309	2,475	2,832
Total consolidated rental income	$104,736	$102,534	$101,472	$98,740	$97,466	$95,383	$95,450	$95,034

(b) Other operating income reconciliation:
Property lease guaranty revenue	$354	$817	$885	$1,002	$851	$999	$937	$1,102
Interest income	107	129	115	123	123	144	156	157
Other	112	179	170	156	142	170	134	132
Total consolidated other operating income	$573	$1,125	$1,170	$1,281	$1,116	$1,313	$1,227	$1,391

TRAILING TWELVE MONTHS NOI
	Twelve Months Ended December 31,
	2016	2015	% Change
Same store NOI	$232,487	$221,477	5.0%
Reposition	979	877	11.6%
Subtotal	$233,466	$222,354	5.0%
Acquisitions / Development completions	16,074	4,089	293.1%
Dispositions / other	7,342	11,039	(33.5%)
NOI	$256,882	$237,482	8.2%

EBITDA
	Q4 2016	Q3 2016	Q2 2016	Q1 2016	Trailing Twelve Months
Net income	$52,437	$11,834	$12,145	$9,156	$85,572
Interest expense	13,839	13,759	14,815	14,938	57,351
Depreciation and amortization	34,022	31,984	31,290	30,393	127,689
Acquisition costs	915	649	232	1,618	3,414
Gain on sales of real estate properties	(41,037)	—	(8)	—	(41,045)
Impairments on real estate assets	121	—	—	—	121
EBITDA	$60,297	$58,226	$58,474	$56,105	$233,102
Timing impact of acquisitions and dispositions (1)	(901)	1,284	190	547	1,120
Stock based compensation	1,949	1,851	1,850	1,859	7,509
Adjusted EBITDA	$61,345	$61,361	$60,514	$58,511	$241,731

(1)	Adjusted to reflect quarterly EBITDA from properties acquired or disposed in the quarter.

HEALTHCARE REALTY 19	4Q 2016 SUPPLEMENTAL INFORMATION

Same Store Leasing Statistics (1)

				2016				2015
	Q4	Q3	Q2	Q1	Q4	Q3	Q2	Q1
Contractual rent increases occurring in the quarter
Multi-tenant properties	2.9%	2.8%	2.9%	2.9%	3.0%	2.9%	3.1%	3.0%
Single-tenant net lease properties	2.5%	1.7%	2.2%	1.0%	1.6%	2.6%	2.2%	0.7%
Total	2.9%	2.5%	2.7%	2.5%	2.8%	2.8%	2.9%	2.6%

Multi-tenant renewals
Cash leasing spreads	3.9%	4.3%	6.3%	7.2%	3.7%	2.1%	5.0%	3.6%
Tenant retention rate	88.5%	90.1%	81.2%	87.2%	91.2%	82.4%	87.3%	83.1%

Multi-tenant 2nd Generation TI Commitments
Renewals
Square feet	215,742	313,925	227,840	335,216	219,791	368,645	166,433	246,126
$ / square feet / lease year	$1.88	$1.12	$1.65	$2.21	$1.08	$1.07	$1.85	$0.84
% of annual rent	5.7%	3.5%	5.7%	6.8%	3.4%	3.5%	6.2%	3.1%

New Leases
Square feet	52,897	63,729	56,927	44,252	63,838	56,287	95,952	48,999
$ / square feet / lease year	$4.63	$4.70	$3.62	$5.81	$4.23	$3.81	$3.08	$3.29
% of annual rent	13.7%	16.6%	12.3%	19.2%	14.4%	13.3%	10.7%	11.4%

	As of 12/31/2016
	Multi-tenant	Single-tenant Net Lease
Contractual Rental Rate Increases by Type
Annual increase
CPI	2.0%	56.3%
Fixed	84.2%	26.4%
Non-annual increase
CPI	2.1%	5.8%
Fixed	3.9%	11.5%
No increase
Term < 1 year	4.7%	—%
Term > 1 year	3.1%	—%

Tenant Type
Hospital	45.0%	80.9%
Physician and other	55.0%	19.1%

Lease Structure
Gross	15.9%	—%
Modified gross	28.6%	—%
Net	55.5%	100.0%

Ownership Type
Ground lease	64.7%	8.7%
Fee simple	35.3%	91.3%

(1)
Excludes recently acquired or disposed properties, mortgage notes receivable, construction in progress, land held for development, corporate property, reposition properties and assets classified as held for sale.

HEALTHCARE REALTY 20	4Q 2016 SUPPLEMENTAL INFORMATION

Components of Net Asset Value
(dollars in thousands)

Asset Type	Q4 2016 Same Store NOI(1)	Q4 2016 Acquisitions/Development Completions NOI (2)	Q4 2016 Reposition NOI(3)	Timing Adjustments(4)	Q4 2016 Adjusted NOI	Annualized Adjusted NOI	% of Adjusted NOI
MOB / Outpatient	$48,314	$6,320	$559	$1,475	$56,668	$226,672	85.6%
Inpatient rehab	3,385	—	—	—	3,385	13,540	5.1%
Inpatient surgical	4,489	—	—	—	4,489	17,956	6.8%
Other	1,629	—	13	—	1,642	6,568	2.5%
Total NOI	$57,817	$6,320	$572	$1,475	$66,184	$264,736	100.0%

TOTAL SHARES OUTSTANDING (AS OF JANUARY 27, 2017) 116,440,289

DEVELOPMENT PROPERTIES
Land held for development	$20,123
Construction in progress	11,655
Subtotal	$31,778

OTHER ASSETS
Assets held for sale(5)	$6,080
Reposition properties (net book value)(3)	4,119
Cash and other assets(6)	138,569
Subtotal	$148,768

DEBT
Unsecured credit facility	$107,000
Unsecured term loan	150,000
Senior notes	900,000
Mortgage notes payable	114,934
Other liabilities(7)	88,037
Subtotal	$1,359,971

(1)	See Same Store Properties schedule on page 18 for details on same store NOI.

(2)	Adjusted to reflect quarterly NOI from properties acquired or developments completed during the full eight quarter period that are not included in same store NOI.

(3)
Reposition properties includes 14 properties which comprise 709,462 square feet. The NOI table above includes 10 of these properties comprising 582,820 square feet that have generated positive NOI totaling approximately $0.6 million. The remaining 4 properties, comprising 126,642 square feet, have generated negative NOI of approximately $0.1 million and are reflected at a net book value of $4.1 million in the table above.

(4)	Timing adjustments related to current quarter acquisitions and the difference between leased and occupied square feet on previous re/developments.

(5)	Assets held for sale includes two real estate properties that are excluded from same store NOI and reflect net book value or the contractual purchase price, if applicable.

(6)
Includes cash of $5.4 million, restricted cash of $49.1 million, and other assets of $84.1 million that are expected to generate future cash or NOI and assets that are currently causing non-cash reductions to NOI. Other assets include prepaid assets of $65.0 million and above-market intangible assets (net) of $19.1 million.

(7)
Includes only liabilities that are expected to reduce future cash or NOI and that are currently producing non-cash benefits to NOI. Included are accounts payable and accrued liabilities of $75.9 million, security deposits of $6.4 million, market-rate lease intangibles of $3.7 million, and deferred operating expense reimbursements of $2.0 million. Also, excludes deferred revenue of $32.4 million.

HEALTHCARE REALTY 21	4Q 2016 SUPPLEMENTAL INFORMATION

Components of Expected 2017 FFO
(dollars in thousands, except per square foot data)

SAME STORE QUARTERLY RANGE OF EXPECTATIONS
	Low	High
Occupancy
Multi-Tenant	87.5%	89.0%
Single-Tenant Net Lease	95.0%	100.0%

TTM Revenue per Occupied Square Foot (1)
Multi-Tenant	$31.00	$33.00
Single-Tenant Net Lease	$28.50	$29.50

Multi-Tenant TTM NOI Margin (1)	57.0%	59.0%

Multi-Tenant Contractual Rent Increases by Type (% of SF)
Annual Increase	80.0%	90.0%
Non-annual Increase	5.0%	7.0%
No Increase (term < 1 year)	4.0%	6.0%
No Increase (term > 1 year)	2.0%	4.0%

Contractual Increases Occurring in the Quarter
Multi-Tenant	2.8%	3.0%
Single-Tenant Net Lease	1.0%	3.0%

Multi-Tenant Cash Leasing Spreads	3.0%	6.0%

Multi-Tenant Lease Retention Rate	75.0%	90.0%

TTM NOI Growth (1)
Multi-Tenant (2)	4.5%	6.0%
Single-Tenant Net Lease	(1.0%)	0.5%

ANNUAL RANGE OF EXPECTATIONS
	Low	High

Normalized G&A (3)	$33,000	$35,000

Funding Activity
Acquisitions	$175,000	$225,000
Dispositions	(75,000)	(125,000)
Re/Development	35,000	55,000
1st Generation TI and Planned Capital Expenditures for Acquisitions	9,000	12,000
2nd Generation Tenant Improvements	20,000	25,000
Leasing Commissions	4,000	7,000
Capital Expenditures	11,000	22,000

Cash Yield
Acquisitions	5.5%	6.0%
Dispositions	7.5%	8.5%
Re/development (stabilized)	6.8%	8.0%

Leverage (Debt/Cap)	32.0%	35.0%
Net Debt to Adjusted EBITDA	5.0x	5.5x

(1)	TTM = Trailing Twelve Months

(2)	Long-term same store NOI Growth, excluding changes in occupancy, is expected to range between 2% and 4%.

(3)
Normalized G&A excludes acquisition expenses and includes amortization of non-cash share-based compensation awards of $8.5 million inclusive of $4.3 million related to 2016 performance and transition awards.

HEALTHCARE REALTY 22	4Q 2016 SUPPLEMENTAL INFORMATION